UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 12, 2014

DST SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-14036	43-1581814
(Commission File Number)	(I.R.S. Employer Identification No.)

333 West 11th Street, Kansas City, Missouri	64105
(Address of principal executive offices)	(Zip Code)

(816) 435-1000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events.

DST Systems, Inc. ("DST") today confirmed that The Argyros Family Trust, together with its affiliates, submitted a notice of nomination of two director candidates to stand for election to the DST Board of Directors at the Company’s 2014 Annual Meeting of Shareholders.  The notice also included certain shareholder proposals for consideration at the Annual Meeting.

The foregoing description is qualified in its entirety by reference to the registrant's Press Release dated February 12, 2014, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

RULE 14A-12 LEGEND

DST intends to file a proxy statement with the Securities and Exchange Commission ("SEC") with respect to the 2014 Annual Meeting of Shareholders.  INVESTORS AND SECURITY HOLDERS OF DST ARE URGED TO READ ANY SUCH PROXY STATEMENT, ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain that proxy statement, any amendments or supplements to that proxy statement and other documents filed by DST with the SEC free of charge at the SEC's website (www.sec.gov) or by directing a request to DST's Corporate Secretary at the address listed above or by calling Val Lake at (816) 435-8655.

DST and its directors, executive officers and other employees may be deemed to be participants in any solicitation of proxies from DST shareholders in connection with the matters to be considered at the 2014 Annual Meeting. Information about DST's directors and executive officers is available in DST's proxy statement, dated March 19, 2013, for its 2013 Annual Meeting of Shareholders. To the extent holdings of DST's securities have changed since the amounts printed in the 2013 proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Investors and security holders may obtain a free copy of any documents filed by DST with the SEC at the SEC's website (www.sec.gov) or by directing a request to DST's Corporate Secretary at the address listed above or by calling Val Lake at the telephone number set forth above.  You may also make any such request by emailing Val Lake at vllake@dstsystems.com.

ITEM 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	News Release dated February 12, 2014

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 12th day of February, 2014.

DST SYSTEMS, INC.

By:	/s/ Stephen C. Hooley
Name:	Stephen C. Hooley
Title:	Chief Executive Officer and President